MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 8
Payment Date:     28-Apr-98
Reporting Month:  March

             Class
           Interest       Beginning       Interest      Interest      Principal        Total    Applied       Ending
  Class      Rate          Balance         Accrual       Payment       Payment     Distribution Losses        Balance

Class A-1  5.907500%  $320,417,633.15 $1,577,389.31 $1,577,389.31 $29,872,223.78 $31,449,613.09  $0.00  $290,545,409.37
Class A-2  6.287500%  $142,000,000.00   $744,020.83   $744,020.83          $0.00    $744,020.83  $0.00  $142,000,000.00
Class A-3  12.000000%  $89,978,000.00   $899,780.00   $899,780.00          $0.00    $899,780.00  $0.00   $89,978,000.00

                      $552,395,633.15 $3,221,190.14 $3,221,190.14 $29,872,223.78 $33,093,413.92  $0.00  $522,523,409.37




  Class              CUSIP     Priority     Principal Type    Interest Type
Class A-1                      589962AY5    Senior        Sequential   Floater

Class A-2                      589962AZ2    Senior        Sequential   Floater

Class A-3                      589962BA6    Senior        Sequential   Floater


                              MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 8

Payment Date:     28-Apr-98
Reporting Month:  March


                                                                    Interest    Interest  Principal                     Remaining
                Original     Original     Integral      Record       Accrual     Payment   Payment         Ending       Principal
  Class          Balance     Pct Pool   Denomination     Date       Factor       Factor    Factor          Balance      Factor

Class A-1  $710,500,000.00     75.00%    $1,000.00    31-Mar-98   2.22011163   2.22011163  42.0439462 $290,545,409.37   0.40893091
Class A-2  $142,000,000.00     14.99%    $1,000.00    31-Mar-98   5.23958331   5.23958331  0.00000000 $142,000,000.00   1.00000000
Class A-3   $89,978,000.00      9.50%    $1,000.00    31-Mar-98   10.0000000   10.0000000  0.00000000  $89,978,000.00   1.00000000

           $942,478,000.00                                                                            $522,523,409.37


                              MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 8
Payment Date:   28-Apr-98
Report Date:    March

Collateral Proceeds Account

Beginning Balance                    $0.00

Deposits                                                         Withdrawals

Interest Net of Servicing Fee     $3,659,289.79                  Interest Payments      $3,221,190.14
Principal                        $29,872,223.78                  Principal Payments    $29,872,223.78
Deposits From Reserve Fund                $0.00                  Surplus                  $398,910.39
Other Deposits                            $0.00                  FSA Fee                   $39,189.26
                                                                 Discount Principal Reserve     $0.00


Total Deposit                    $33,531,513.57                  Total Withdrawals     $33,531,513.57

Ending Balance                            $0.00



Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies




                        MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT 8

  Payment Date:         28-Apr-98
  Reporting Month       March

  Reserve Funds and Subordination



                               Initial Coverage    Beginning Coverage   Adjustments Losses  Insured Balance   Ending Balance
  Type

  Pool Over Collateralization  0.50%  $4,736,097.11  0.85% $4,736,097.11    $0.00 $0.00   $527,259,506.48 0.90%  $4,736,097.11


  Surplus Summary

  Class                      Total Distribution
  Surplus                           $398,910.39

  Delinquency Statistics
Underlying Mortgage Loans*
                                       Current         % of Underlying
                      # of Loans      Balance          Mortgage Loans
  30+ Days                92         $16,666,608             3.93%
  60+ Days                32          $7,745,844             1.82%
  90+ Days                61         $11,497,446             2.71%
  Foreclosure             55         $10,954,215             2.58%
  REO                     30          $4,949,659             1.17%

  Totals                 270         $51,813,772            12.21%

  Directly Held Mortgage Loans**
                                          Current    % of Directly Held
                      # of Loans           Balance     Mortgage Loans
  30+ Days                 2          $1,474,951             1.43%
  60+ Days                 0               $0.00             0.00%
  90+ Days                 0               $0.00             0.00%
  Foreclosure              1            $210,687             0.20%
  REO                      0               $0.00             0.00%

  Totals                   3          $1,685,445             3.89%


Advances on Delinquencies                                           $330,448
  Non-Recoverable Advances on Delinquencies                            $0.00

* Covered by various Pool Insurance policies
** Not covered by Pool Insurance policy